Exhibit 99.1

Building a Leading Oncology and Acute

Care Focused Biopharmaceutical Company

BioCentury NewsMakers

September 9, 2005

Forward-Looking Statements

This presentation contains forward-looking statements that involve risks and uncertainties, including those described in the Company’s Securities and Exchange Commission filings.

MGI PHARMA

Building A Leading Biopharmaceutical Company

Revenue potential >$1B within 5 years

Aloxi® injection

1H05 sales of $118 M

#1 share position in IV 5-HT3 CINV market

Product portfolio expansion

Pending acquisition of Guilford Pharmaceuticals

Aquavan® injection pivotal program to begin (procedural sedation)

Gliadel® wafer marketed for high grade malignant glioma

Progress made with late-stage product candidates

Dacogen™ injection approvable letter received (MDS)

Saforis™ oral suspension NDA to be submitted (oral mucositis)

ZYC101a pivotal program initiated (cervical dysplasia)

Financial strength

$218.8 M cash & marketable debt at end of Q205

MGI PHARMA Guilford Pharmaceuticals: Strategic Rationale

Complementary Franchises in Oncology & Acute Care

Aquavan® Injection

Complements Aloxi® injection for PONV

>$250 million U.S. revenue potential

Pivotal program planning underway

Gliadel® Wafer

Fits current oncology focus

2004 sales totaled $27.7M

Augments hospital presence

Enhances MGI PHARMA’s commercial capabilities

Established acute care relationships

Benefit to Aloxi injection hospital sales for CINV

Support planned Dacogen injection launch

Provides additional early stage opportunities

MGI PHARMA A Leading Biopharmaceutical Company

Marketed products

Clinical development pipeline

Dacogen™ injection (MDS, AML)

Saforis™ oral suspension (oral mucositis)

Aloxi® injection (PONV) & Aloxi® oral formulation

Aquavan® injection (procedural sedation)

ZYC101a (cervical dysplasia)

Irofulven (HRPC)

ZYC300 (solid tumors)

The Best in Class 5-HT3 Antagonist for CINV

Approved for both acute and delayed chemotherapy-induced nausea & vomiting (CINV)

Favorable head-to-head trials vs. competitive agents

1H05 sales of $118 million

#1 share position in IV CINV market

Franchise expansion includes post-operative nausea & vomiting (PONV) and an oral formulation for CINV

Post Operative Nausea & Vomiting (PONV)

PONV is common with anesthesia and surgical procedures

Prevalent in gynecological, abdominal, and ear, nose and throat surgeries

Incidence of PONV estimated at 25% to 30%

~ 30 million doses of 5-HT3 RAs used annually in U.S. for PONV

Can delay hospital discharge, cause hospital admissions and increase healthcare costs

Phase 3 program underway

MGI PHARMA A Leading Biopharmaceutical Company

Marketed products

Clinical development pipeline

Dacogen™ injection (MDS, AML)

Saforis™ oral suspension (oral mucositis)

Aloxi® injection (PONV) & Aloxi® oral formulation

Aquavan® injection (procedural sedation)

ZYC101a (cervical dysplasia)

Irofulven (HRPC)

ZYC300 (solid tumors)

Anti-Cancer Agent with Broad Clinical Activity

Myelodysplastic syndromes (MDS)

MAA accepted for review by EMEA

Approvable Letter received from FDA

Alternative dosing regimen studies ongoing

Phase 2 acute myeloid leukemia (AML) trial in elderly patients underway

Expanded AML clinical program planned for 2005

Over 40 trials ongoing

Supportive Care Agent for Oral Mucositis

Proprietary oral formulation (Up-Tec™) of L-glutamine

Pivotal phase 3 trial complete in breast cancer patients

Primary endpoint met (p=0.026): overall 22% risk reduction (WHO³2) vs. placebo

Significant activity in prevention of WHO grade 3 mucositis

NDA submission targeted for early Q405

Builds on MGI PHARMA’s existing supportive care expertise and relationships with thought leaders

ZYC101a

Immunotherapeutic for Cervical Dysplasia

Immune response therapeutic for treatment of cervical dysplasia, a precancerous condition

Phase 2 study completed in 161 patients:

In a prospectively defined population of patients under age 25, resolution of high grade dysplasia observed in 70% vs. 23% of placebo patients

Phase 3 pivotal program now underway

Target gynecologist audience overlaps with Aloxi PONV sales call

A Novel, Broadly Active Cytotoxic

New chemotherapeutic class with a novel mechanism of action

Monotherapy activity in prostate, liver, ovarian and pancreatic cancers

Combination activity in prostate, colorectal and thyroid cancers

Strong patent position and exclusive worldwide rights

Multi-arm, randomized taxane refractory, HRPC combination trial underway

Irofulven

2005 Financial Guidance

Provided July 21, 2005

Excluding any impact of the GLFD transaction:

Total revenues of $285 million

Aloxi sales of $260 million

Other product sales, promotion and licensing revenue of $25 million

COGS of $97 million

SG&A of $80 million

Net R&D of $46 million

Operating income of $62 million

Impact of the GLFD transaction on pre-tax income:

2006: ($35 M)

2007: ($25 M)

Balance Sheet (In Thousands)

June 30, 2005 ACTUAL

Cash and Unrestricted Marketable Investments1 $218,845

Total Assets $439,519

Long-term Debt $260,172

Total Shareholders’ Equity $138,090

Shares Outstanding2 75,703

1. Excludes equity investments

2. Excludes approx. 8.3 million common shares issuable upon conversion of our convertible debt

Goals for 2005

Revenue:

Achieve U.S. sales of Aloxi injection of $260 million

Achieve other product sales, promotion and licensing revenue of $25 million

Product candidates:

Complete pre-launch activities for Dacogen injection for MDS and obtain regulatory approvals

Provide analyses requested in Approvable Letter

Advance the Dacogen injection development program for AML

Complete the NDA submission for Saforis oral suspension

Advance the phase 3 programs for Aloxi injection in PONV and for the oral Aloxi formulation

Advance the ZYC101a pivotal program

Complete irofulven phase 2 HRPC trial

Advance ZYC300 clinical program

Other corporate goals:

Establish commercialization paths outside of North America

Close the Guilford transaction in Q405

Building a Leading Oncology and Acute

Care Focused Biopharmaceutical Company

BioCentury NewsMakers

September 9, 2005